Exhibit 10.5

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Agreement”) dated as of September 25, 2013, is by and between SOVEREIGN BANK, N.A., as agent for the Lenders hereunder (in such capacity, together with its successors in such capacity, the “Agent”), each of the lenders that is a party or signatory hereto and identified under the caption “LENDERS” on the signature pages hereto or that shall become a “Lender” hereunder (individually, a “Lender” and, collectively, the “Lenders”), and FULL CIRCLE CAPITAL CORPORATION, a Maryland corporation having an office at 800 Westchester Avenue, Suite S-620, Rye Brook, New York 10573 (the “Borrower”).

WITNESSETH:

WHEREAS, the Agent, the Lenders and the Borrower entered into a certain Credit Agreement dated as of June 3, 2013 (the “Credit Agreement”), pursuant to which the Agent and the Lenders agreed to extend certain credit and make certain loans to the Borrower; and

WHEREAS, the Borrower has requested the Agent and the Lenders, and the Agent and the Lenders have agreed, to make certain amendments to the Credit Agreement, all as more fully described herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Credit Agreement shall have the same meanings when used herein.

2.           Amendments to Credit Agreement and other Loan Documents.

(a)          The following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended to read in their entirety as follows:

“Borrowing Base” means at any time an amount equal to:

(A)          the FCC Loan Availability; minus

(B)          the FCC Borrower Overage; minus

(C)          the Minimum Excess Availability; minus

(D)          such reserves as the Agent may deem proper and necessary from time to time in its sole discretion.

“Eligible Cash-Flow Loan Receivable” means the principal portion of an FCC Loan that is excluded from being an Eligible Loan Receivable solely as a result of the advance rate limitations set forth in subsection (b) of the definition Eligible Loan Receivable, with each FCC Loan, or any portion thereof, being valued at the lesser of (i) the outstanding principal balance thereof, (ii) its fair value as reflected in the Borrower’s most recent SEC filing that addresses the fair value of FCC Loans or, if a particular FCC Loan in not referenced in such filing, as reflected in the Borrower’s records and (iii) the amount determined by the Agent based upon its assessment of the quality and nature of the FCC Loan.

(b)          In the definition “Eligible Loan Receivable” appearing in Section 1.1 of the Credit Agreement, the first clause thereof is hereby amended to read as follows:

“Eligible Loan Receivable” means a Loan Receivable (valued at the lesser of (i) the outstanding principal balance thereof, (ii) its fair value as reflected in the Borrower’s most recent SEC filing that addresses the fair value of FCC Loans or, if a particular FCC Loan is not referenced in such filing, as reflected in the Borrower’s records and (iii) the amount determined by the Agent based upon its assessment of the quality and nature of the underlying FCC Loan) that meets all of the following requirements on its date of origination and continuing thereafter until collected:

(c)          The following definition is hereby added, to and inserted alphabetically in, Section 1.1 of the Credit Agreement:

“FCC Loan Availability” means the lesser of:

(A)          (i) the Security Value of Eligible Loans Receivable, plus (ii) the Security Value of Eligible Cash-Flow Loans Receivable; provided, however, the amount represented by clause (ii) shall in no event exceed fifty percent (50%) of the amount represented by clause (i); or

(B)          fifty-five percent (55%) of the sum of (i) Eligible Loans Receivable, plus (ii) Eligible Cash-Flow Loans Receivable.

(d)          The last sentence of the first paragraph in Section 12.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

Notwithstanding the foregoing, (a) the Agent, in its sole discretion, without the consent of the Required Lenders, may extend the Borrower’s time to comply with any non-financial covenants for up to fifteen (15) Business Days; and (b) the waiver of an Event of Default described in Section 9.1, 9.5, 9.7 or 9.9 or any Event of Default relating to the Borrower’s financial covenants under Section 8.1, or any amendment, modification or waiver of any provision relating to any of the following (each a “Major Event”) shall be effective only if consented to or approved by or on behalf of all Lenders:

2

(e)          All references to the Credit Agreement contained therein and in the other Loan Documents shall mean the Credit Agreement as amended by this Agreement.

3.           Counterparts. This Agreement may be signed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

4.           No Other Changes. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are reaffirmed in their entirety and shall continue in full force and effect.

5.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflict of law principles.

[Signatures on following page]

3

[Signature page to First Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the date set forth on the first page hereof.

BORROWER:

FULL CIRCLE CAPITAL CORPORATION

By:
Name:
Title:

AGENT:

SOVEREIGN BANK, N.A.

By:
Name:
Title:

LENDERS:

SOVEREIGN BANK, N.A.

By:
Name:
Title:

ALOSTAR BANK OF COMMERCE

By:
Name:
Title:

4